Exhibit 10.3

Execution Version

Security Agreement

Dated as of

August 31, 2018

among

Icagen, Inc.

as Grantor,

The Other Grantors from Time to Time Party hereto

and

Perceptive Credit Holdings II, LP,
as Administrative Agent

i

SECTION 5. Miscellaneous		15

Section 5.01.	Notices	15
Section 5.02.	No Waiver	15
Section 5.03.	Amendments, Etc.	15
Section 5.04.	Expenses.	15
Section 5.05.	Successors and Assigns	15
Section 5.06.	Counterparts	15
Section 5.07.	Governing Law; Submission to Jurisdiction; Etc.	15
Section 5.08.	Waiver of Jury Trial	16
Section 5.09.	Captions	16
Section 5.10.	Agents and Attorneys in Fact	16
Section 5.11.	Severability	16
Section 5.12.	Additional Grantors	16

Exhibits:

Exhibit A	—	Form of Joinder Agreement

Schedules:

Schedule 1	—	Certain Grantor Information
Schedule 2	—	Pledged Shares
Schedule 3	—	Promissory Notes
Schedule 4	—	Copyrights, Copyright Registrations and Applications for Copyright Registrations
Schedule 5	—	Patents and Patent Applications
Schedule 6	—	Trade Names, Trademarks, Services Marks, Trademark and Service Mark Registrations and Applications for Trademark and Service Mark Registrations
Schedule 7	—	Deposit Accounts, Securities Accounts and Commodity Accounts
Schedule 8	—	Commercial Tort Claims

ii

Security Agreement

This Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of August 31, 2018 is made by and among Icagen, Inc., a Delaware corporation (“Borrower”), each Subsidiary of Borrower that is a party hereto or may become a party hereto pursuant Section 5.12 of this Agreement (together with Borrower, collectively, the “Grantors” and each a “Grantor”), and Perceptive Credit Holdings II, LP as collateral agent (in such capacity, the “Administrative Agent”) for the Secured Parties.

The Secured Parties have agreed to provide term loans to Borrower, as provided in the Credit Agreement (as defined below).

Each Grantor (other than Borrower) has guaranteed the obligations of Borrower to Secured Parties under the Credit Agreement.

To induce the Secured Parties to extend credit under the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor has agreed to grant a security interest in the Collateral (as defined below) of such Grantor as security for the Secured Obligations (as defined below).

Accordingly, the parties hereto agree as follows:

SECTION 1. Definitions, Etc.

Section 1.01. Certain Uniform Commercial Code Terms. As used herein, the terms “Accession”, “Account”, “Account Debtor”, “Cash Proceeds”, “Certificate of Title”, “Certificated Security”, “Chattel Paper”, “Check”, “Commercial Tort Claim”, “Commodity Account”, “Commodity Contract”, “Deposit Account”, “Document”, “Electronic Chattel Paper”, “Encumbrance”, “Entitlement Holder”, “Equipment”, “Financial Asset”, “Fixture”, “General Intangible”, “Goods”, “Instrument”, “Inventory”, “Investment Property”, “Letter of Credit Rights”, “Noncash Proceeds”, “Payment Intangibles”, “Proceeds”, “Promissory Note”, “Record”, “Securities Account”, “Security”, “Security Entitlement”, “Software”, “Supporting Obligation” and “Uncertificated Security” have the respective meanings set forth in the UCC.

Section 1.02. Additional Definitions. In addition, as used herein:

“Administrative Agent” has the meaning assigned to such term in the preamble.

“Collateral” has the meaning assigned to such term in Section 3.01.

“Copyrights” has the meaning set forth in the Credit Agreement.

“Credit Agreement” means that certain Credit Agreement and Guaranty, dated as of the date hereof, among Borrower, the other Grantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent, as such agreement is amended, supplemented, or otherwise modified, restated, extended, renewed, or replaced from time to time.

“Excluded Account” has the meaning set forth in the Credit Agreement.

“Excluded Asset” means:

(a) any Trademark that would be rendered invalid, abandoned, void or unenforceable by reason of it being included as part of the Collateral; provided, however, that the Proceeds, substitutions or replacements of the foregoing shall not constitute an Excluded Asset;

(b) Excluded Accounts;

(c) any assets (including intangibles) to the extent a grant of security interest therein is restricted or prohibited by, or illegal under or by, applicable law or any Governmental Authority (after giving effect to applicable anti-assignment provisions of the UCC or other applicable law);

(d) any lease, license, permit, contract or agreement to which any Grantor is a party, in each case, if and only if, and solely to the extent that, (i) the grant of a security interest therein shall constitute or result in a breach, termination or default or invalidity thereunder or thereof or give rise to or permit any other Person to terminate or exercise remedies thereunder (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or any other applicable law or principles of equity) or (ii) such lease, license, contract or agreement is an “off the shelf” license of intellectual property that is not material to the operation of the business of the applicable Grantor or which can be replaced without a material expenditure; provided that immediately upon the time at which the consequences described in the foregoing clause (i) shall no longer exist, the Collateral shall include, and the applicable Grantor shall be deemed to have granted a security interest in, all of such Grantor’s right, title and interest in such lease, license, contract or agreement; provided, however, that the Proceeds of the foregoing shall not constitute an Excluded Asset;

(e) any application for registration of a trademark filed on an intent-to-use basis solely to the extent that the grant of a security interest in any such trademark application would adversely affect the validity or enforceability of the resulting trademark registration or result in cancellation of such trademark application;

(f) any asset that is subject to a Lien securing a purchase money obligation or capital lease obligation permitted to be incurred pursuant to the provisions of the Credit Agreement if the contract or other agreement in which such Lien is granted (or the documentation providing for such purchase money obligation or capital lease obligation) prohibits the creation of any other Lien on such asset;

(g) motor vehicles and other assets subject to certificates of title; and

(h) Excluded Shares.

“Excluded Shares” means (i) any Shares of Icagen-T owned by Borrower, and (ii) any Shares of a Subsidiary of Icagen-T owned by Icagen-T; provided that in each case, such shares shall only be Excluded Shares until the pledge of such shares by Borrower or Icagen-T is no longer prohibited under the Icagen-T MSA.

“Initial Pledged Shares” means the Pledged Shares of each Issuer beneficially owned by any Grantor on the date hereof and identified in Schedule 2.

“Issuers” means, collectively, (i) the respective Persons identified on Schedule 2 under the caption “Issuer”, (ii) any other Person that shall at any time be a Subsidiary of Borrower or any other Grantor, and (iii) the issuer of any equity securities hereafter owned by any Grantor.

“Joinder” has the meaning specified in Section 5.12.

“Patents” has the meaning set forth in the Credit Agreement.

“Pledged Shares” means, collectively, (i) the Initial Pledged Shares, and (ii) all other Shares of any Issuer (other than Excluded Shares) now or hereafter owned by any Grantor, together in each case with (a) all certificates representing the same, (b) all shares, securities, moneys or other property representing a dividend on or a distribution or return of capital on or in respect of the Pledged Shares, or resulting from a split-up, revision, reclassification or other like change of the Pledged Shares or otherwise received in exchange therefor, and any warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Shares, and (c) without prejudice to any provision of any of the Loan Documents prohibiting any merger or consolidation by an Issuer, all Shares of any successor entity of any such merger or consolidation.

“Secured Obligations” means, with respect to each Grantor, the Obligations of such Grantor.

“Shares” means shares of capital stock of a corporation, limited liability company interests, partnership interests and other ownership or equity interests of any class in any Person.

“Trademarks” has the meaning set forth in the Credit Agreement.

“UCC” shall mean the Uniform Commercial Code as in effect in the State of New York; provided, however, that if by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Administrative Agent’s security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions relating to such provisions.

Section 1.03. Other Defined Terms. All other capitalized terms used and not defined herein have the meanings ascribed to them in the Credit Agreement.

SECTION 2. Representations and Warranties

Each Grantor represents and warrants to Administrative Agent, for the benefit of the Secured Parties, that:

Section 2.01. Title.

(a) Such Grantor is the sole beneficial owner of the Collateral in which it purports to grant a Lien hereunder, and no Lien exists upon such Collateral (and no right or option to acquire the same exists in favor of any other Person) other than Permitted Liens.

(b) The security interest created or provided for herein constitutes a valid first-priority (subject to Permitted Priority Liens) perfected lien on such Collateral, subject, for the following Collateral, to the occurrence of the following: (i) in the case of Collateral in which a security interest may be perfected by filing a financing statement under the UCC, the filing of a UCC financing statement naming such Grantor as debtor, Administrative Agent as secured party, and listing all personal property as collateral, (ii) with respect to any Deposit Account, Securities Account or Commodity Account, the execution of agreements among such Grantor, the applicable financial institution and Administrative Agent, effective to grant “control” (as defined in the UCC) over such Deposit Account, Securities Account or Commodity Account to Administrative Agent, (iii) with respect to any Intellectual Property not described in the foregoing clause (i), the filing of this Security Agreement or a short-form security agreement properly evidencing this Security Agreement with the applicable Intellectual Property office of the applicable government for such Intellectual Property, (iv) in the case of all certificated Shares, the delivery thereof to Administrative Agent, properly endorsed for transfer to Administrative Agent or in blank, (v) in the case of assets evidenced by certificates of title, delivery thereof to the Administrative Agent with the Lien granted hereby indicated thereon, (vi) in the case of other Collateral which requires or permits possession by the Administrative Agent to perfect its security interest therein, delivery, and endorsement if necessary, thereof to the Administrative Agent, and (vii) in the case of any other type of Collateral, such actions as set forth in Section 4.01 with respect thereto.

Section 2.02. Names, Etc. The full and correct legal name, type of organization, jurisdiction of organization, organizational ID number (if applicable) and mailing address of such Grantor as of the date hereof are correctly set forth in Schedule 1. Schedule 1 correctly specifies the place of business of such Grantor or, if such Grantor has more than one place of business, the location of the chief executive office of such Grantor.

Section 2.03. Changes in Circumstances. Such Grantor has not (a) within the period of four months prior to the date hereof, changed its location (as defined in Section 9-307 of the UCC), or (b) except as specified in Schedule 1, heretofore changed its name within the period of five years prior to the date hereof.

Section 2.04. Pledged Shares.

(a) The Initial Pledged Shares constitute 100% of the issued and outstanding Shares of each Issuer beneficially owned by such Grantor on the date hereof (other than any Shares held in a Securities Account referred to in Schedule 7 or any Excluded Shares), whether or not registered in the name of such Grantor. Schedule 2 correctly identifies, as at the date hereof, the respective Issuers of the Initial Pledged Shares and (in the case of any corporate Issuer) the respective class and par value of such Shares and the respective number of such Shares (and registered owner thereof) represented by each such certificate.

(b) The Initial Pledged Shares are, and all other Pledged Shares that in the future will constitute Collateral will be, (i) duly authorized, validly existing, fully paid and non-assessable (in the case of any Shares issued by a corporation) and (ii) duly issued and outstanding (in the case of any equity interest in any other entity). None of such Pledged Shares are or will be subject to any contractual restriction, or any restriction under the charter, bylaws, partnership agreement or other organizational instrument of the respective Issuer thereof, upon the transfer of such Pledged Shares (except for any such restriction (i) contained in any Loan Document, (ii) contained in any Restrictive Agreement permitted under Section 9.11 of the Credit Agreement, or (iii) affecting the offering and sale of securities generally).

Section 2.05. Promissory Notes. Schedule 3 sets forth a complete and correct list of all Promissory Notes (other than any held in a Securities Account referred to in Schedule 7) held by such Grantor on the date hereof.

Section 2.06. Intellectual Property.

(a) Schedules 4, 5 and 6, respectively, set forth a complete and correct list of all of the following owned by such Grantor on the date hereof (or, in the case of any supplement to said Schedules 4, 5 and 6, effecting a pledge thereof, as of the date of such supplement): (i) applied for or registered Copyrights, (ii) applied for, issued, or registered active Patents, including the jurisdiction and patent number, (iii) applied for or registered active Trademarks, including the jurisdiction, trademark application or registration number and the application or registration date and (iv) trade names.

(b) Except as permitted by Section 9.13 of the Credit Agreement or pursuant to (i) licenses and other user agreements entered into by such Grantor in the ordinary course of business that are listed in said Schedules 4, 5 and 6 (including as supplemented by any supplement effecting a pledge thereof) and (ii) non-exclusive licenses such Grantor has done nothing to authorize or enable any other Person to use any Copyright, Patent or Trademark listed in said Schedules 4, 5 and 6 (as so supplemented), and all registrations listed in said Schedules 4, 5 and 6 (as so supplemented) are, except as noted therein, in full force and effect.

(c) Such Grantor owns and possesses the right to use all Copyrights, Patents and Trademarks listed on Schedules 4, 5 and 6, respectively. To such Grantor’s knowledge, (i) except as set forth on Schedule 4, 5 or 6 (as supplemented by any supplement effecting a pledge thereof), there is no violation by others of any right of such Grantor with respect to any Copyright, Patent or Trademark listed on Schedule 4, 5 or 6 (as so supplemented), respectively, and (ii) such Grantor is not infringing in any respect upon any Copyright, Patent or Trademark of any other Person. No proceedings alleging such infringement have been instituted in the past twelve (12) months or are pending against such Grantor and no written claim against such Grantor has been received by such Grantor in the past twelve (12) months, alleging any such violation, except as may be set forth on Schedule 4, 5 or 6 (as so supplemented).

Section 2.07. Deposit Accounts, Securities Accounts and Commodity Accounts. Schedule 7 sets forth a complete and correct list of all Deposit Accounts, Securities Accounts and Commodity Accounts, in each case indicating any Excluded Accounts, of such Grantor on the date hereof.

Section 2.08. Commercial Tort Claims. Schedule 8 sets forth a complete and correct list of all Commercial Tort Claims of such Grantor having a value reasonably believed by such Grantor to be in excess of $250,000 on the date hereof.

Section 2.09. Update of Schedules. Each of Schedules 1 through 8 may be updated by Grantors from time to time to insure the continued accuracy of the representations set forth in this Section 2 to be made on any upcoming date on which representations and warranties are made incorporating the information in such Schedule, by Borrower providing notice (attaching an amended and restated version of such Schedule) in accordance with Section 14.02 of the Credit Agreement, or at such other times and in such manner and as set forth in the Credit Agreement.

SECTION 3. Collateral

Section 3.01. Granting Clause. As collateral security for the payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, each Grantor hereby pledges and grants to Administrative Agent, for the benefit of the Secured Parties, a Lien in all of such Grantor’s right, title and interest in, to and under all of its property, in each case whether tangible or intangible, wherever located, and whether now owned by such Grantor or hereafter acquired and whether now existing or hereafter coming into existence, including without limitation all of the following, but excluding all Excluded Assets (collectively, and subject to the proviso at the end of this Section 3.01, “Collateral”):

(a) all Accounts (including all trade receivables);

(b) all Chattel Paper and other Records;

(c) all Checks;

(d) all Commercial Tort Claims;

(e) all Deposit Accounts, all cash, and all other property from time to time deposited therein or otherwise credited thereto and the monies and property in the possession or under the control of Administrative Agent or any Grantor or any of its Affiliates, representative, agent or correspondent of Administrative Agent or any Grantor;

(f) all Documents;

(g) all Encumbrances;

(h) all Equipment;

(i) all Fixtures;

(j) all General Intangibles (including in respect of any intercompany Indebtedness);

(k) all Goods not otherwise described in this Section 3;

(l) all Instruments, including all Promissory Notes and any Instrument evidencing any intercompany Indebtedness;

(m) all Intellectual Property;

(n) all Inventory;

(o) all Letter of Credit Rights and all Supporting Obligations;

(p) all Investment Property not otherwise described in this Section 3, including all Securities, all Securities Accounts and all Security Entitlements with respect thereto and Financial Assets carried therein, and all Commodity Accounts and Commodity Contracts;

(q) all Pledged Shares;

(r) all other tangible and intangible personal property of such Grantor (whether or not subject to the UCC), including, without limitation, all bank and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of such Grantor described in the preceding clauses of this Section 3.01 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by such Grantor in respect of any of the items listed above), and all books, correspondence, files, invoices and other Records, including, without limitation, all tapes, disks, cards, Software, data and computer programs in the possession or under the control of such Grantor or any other Person from time to time acting for such Grantor that at any time evidence or contain information relating to any of the property described in the preceding clauses of this Section 3.01 or are otherwise necessary or helpful in the collection or realization thereof; and

(s) all Proceeds, including all Cash Proceeds and Noncash Proceeds, of any and all of the foregoing Collateral;

in each case howsoever such Grantor’s interest therein may arise or appear (whether by ownership, security interest, claim or otherwise); provided, however, that, nothing set forth in this Section 3.01 or any other provision of this Agreement or any other Loan Document shall at any time constitute the grant of a security interest in, or a Lien on, any Excluded Asset, none of which shall constitute Collateral. For the avoidance of doubt, Administrative Agent agrees that with respect to the Intellectual Property, the rights of the licensees under the licenses permitted by the Credit Agreement will not be terminated, limited or otherwise adversely affected by (i) the execution of or (ii) the exercise of Administrative Agent’s rights under this Agreement or any other Loan Document.

SECTION 4. Further Assurances; Remedies

In furtherance of the grant of the security interest pursuant to Section 3, Grantors hereby jointly and severally agree with Administrative Agent as follows:

Section 4.01. Delivery and Other Perfection. Each Grantor shall promptly from time to time give, execute, deliver, file, record, authorize or obtain all such financing statements, continuation statements, notices, instruments, documents, agreements or consents or other papers as may be necessary or desirable in the judgment of the Administrative Agent to create, preserve, perfect, maintain the perfection of or validate the security interest granted pursuant hereto or to enable Administrative Agent to exercise and enforce their rights hereunder with respect to such security interest, and without limiting the foregoing, shall:

(a) if any of the Pledged Shares, Investment Property or Financial Assets constituting part of the Collateral are received by Grantor, forthwith (x) deliver to Administrative Agent the certificates or instruments representing or evidencing the same, duly endorsed in blank or accompanied by such instruments of assignment and transfer in such form and substance as Administrative Agent may reasonably request, all of which thereafter shall be held by Administrative Agent, pursuant to the terms of this Agreement, as part of the Collateral and (y) take such other action as Administrative Agent may deem necessary or appropriate to duly record or otherwise perfect the security interest created hereunder in such Collateral;

(b) deliver to Administrative Agent any and all Instruments constituting part of the Collateral, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as Administrative Agent may reasonably request; provided, that (other than in the case of the Promissory Notes described in Schedule 3) until the occurrence and during the continuation of an Event of Default, such Grantor may retain for collection in the ordinary course any Instruments received by such Grantor and Administrative Agent shall, promptly upon request of such Grantor, make appropriate arrangements for making any Instrument delivered by such Grantor available to such Grantor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent reasonably requested by Administrative Agent, against trust receipt or like document);

(c) subject to the terms and conditions of Section 8.16 of the Credit Agreement, promptly from time to time enter into such control agreements, each in form and substance acceptable to the Administrative Agent, as may be required to perfect the security interest created hereby in any and all (i) Deposit Accounts, Securities Accounts and Commodity Accounts owned by the Obligors in the United States (other than Excluded Accounts), and (ii) Investment Property, Electronic Chattel Paper and Letter of Credit Rights (except with respect to Pledged Shares, other than any such property described in this subclause (ii) that does not exceed $100,000 in value at any time, unless the aggregate value of such property exceeds $500,000), and will promptly furnish to Administrative Agent true copies thereof; and

(d) promptly from time to time upon the written request of Administrative Agent, take such other action as the Administrative Agent may reasonably deem necessary or appropriate duly to record or otherwise perfect the security interest created hereunder in that portion of the Collateral consisting of Intellectual Property.

Section 4.02. Other Financing Statements or Control. Except as otherwise permitted under the Loan Documents, no Grantor shall (a) file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to any of the Collateral in which the Administrative Agent is not named as the sole secured party (except to the extent that such financing statement or instrument relates to a Permitted Lien), or (b) cause or permit any Person other than Administrative Agent or any holder of a Permitted Priority Lien to have “control” (as defined in Section 9-104, 9-105, 9-106 or 9-107 of the UCC) of any Deposit Account, Securities Account or Commodity Account (in each case other than Excluded Accounts), Electronic Chattel Paper, Investment Property or Letter of Credit Right constituting part of the Collateral.

Section 4.03. Preservation of Rights. Administrative Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

Section 4.04. Special Provisions Relating to Certain Collateral.

(a) Pledged Shares. (i) Grantors will cause the Pledged Shares to constitute at all times 100% of the total number of Shares that are not Excluded Shares of each Issuer then outstanding owned by Grantors.

(ii) Until the occurrence and during the continuation of an Event of Default, and upon receipt of written notice from Administrative Agent to Grantors with respect to the discontinuance of such voting and other rights, Grantors shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Shares for all purposes not inconsistent with the terms of this Agreement or the other Loan Documents, provided that Grantors jointly and severally agree that they will not vote the Pledged Shares in any manner that is inconsistent with the terms of this Agreement or the other Loan Documents; and Administrative Agent shall execute and deliver to Grantors or cause to be executed and delivered to Grantors all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as Grantors may reasonably request for the purpose of enabling Grantors to exercise the rights and powers that they are entitled to exercise pursuant to this Section 4.04(a)(ii).

(iii) Until the occurrence and during the continuation of an Event of Default, and upon receipt of written notice from Administrative Agent to Grantors with respect to the discontinuance of such Grantors retaining such dividends and other amounts; Grantors shall be entitled to receive and retain any dividends, distributions or proceeds on the Pledged Shares.

(iv) After the occurrence and during the continuation of an Event of Default, and upon receipt of written notice from Administrative Agent to Grantors with respect to the discontinuance of such Grantors retaining such dividends and other amounts, whether or not Administrative Agent exercises any available right to declare any Secured Obligations due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the other Loan Documents or any other agreement relating to such Secured Obligation, all dividends and other distributions on the Pledged Shares shall be paid directly to Administrative Agent for distribution to Secured Parties and retained by them as part of the Collateral, subject to the terms of this Agreement, and, if Administrative Agent shall so request in writing, Grantors jointly and severally agree to execute and deliver to Administrative Agent appropriate additional dividend, distribution and other orders and documents to that end, provided, that if such Event of Default is no longer continuing, any such dividend or distribution theretofore paid to Administrative Agent shall, upon request of Grantors (except to the extent theretofore applied to the Secured Obligations), be returned by Administrative Agent to Grantors.

(b) Intellectual Property. (i)  Each Grantor hereby grants to Administrative Agent, with effect from the occurrence of an Event of Default that is continuing, solely to the extent assignable, not otherwise prohibited by the documentation governing such Intellectual Property, a non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, and the right to assign, license or sublicense, any of the Intellectual Property now owned or hereafter acquired by such Grantor, wherever the same may be located, solely for the purpose of enabling the Administrative Agent to exercise rights and remedies under Section 4.05 at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies after the occurrence and during the continuation of an Event of Default, and for no other purpose. Such license includes reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

(ii) Notwithstanding anything contained herein to the contrary, but subject to any provision of the Loan Documents that limits the rights of any Grantor to dispose of its property, until the occurrence and during the continuation of an Event of Default, Grantors will be permitted to exploit, use, enjoy, protect, defend, enforce, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business of Grantors. In furtherance of the foregoing, unless an Event of Default has occurred and is continuing, Administrative Agent shall from time to time, upon the request of the respective Grantor, execute and deliver any instruments, certificates or other documents, in the form so requested, that such Grantor shall have certified are appropriate in its judgment to allow it to take any action permitted above (including relinquishment of the license provided pursuant to Section 4.04(b)(i) as to any specific Intellectual Property). Further, upon the payment in full of all of the Secured Obligations (other than contingent indemnification obligations for which no claim has been made or other obligations which, by their terms, survive termination of the Credit Agreement and the Warrant Obligations) or earlier expiration of this Agreement or release of the Collateral, Administrative Agent shall grant back to Grantors and otherwise terminate the license granted pursuant to Section 4.04(b)(i). The exercise of rights and remedies under Section 4.05 by the Administrative Agent shall not terminate the rights of the holders of any licenses, covenants not to sue or sublicenses theretofore granted by Grantors in accordance with the first sentence of this Section 4.04(b)(ii).

(c) Chattel Paper. Grantors will deliver to Administrative Agent each original of each item of Chattel Paper at any time constituting part of the Collateral.

Section 4.05. Remedies.

(a) Rights and Remedies Generally upon Event of Default. Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent on behalf of the Secured Parties shall have all of the rights and remedies with respect to the Collateral of a secured party under the UCC (whether or not the Uniform Commercial Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the Law in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including the right, to the fullest extent permitted by Law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Administrative Agent was the sole and absolute owner thereof (and each Grantor agrees to take all such action as may be appropriate to give effect to such right). Upon the occurrence of and during the continuation of an Event of Default, the Administrative Agent may exercise, on behalf of all Secured Parties, such rights and remedies described above; and without limiting the foregoing:

(i) Administrative Agent may, in its name or in the name of any Grantor or otherwise, demand, sue for, collect or receive any money or other property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

(ii) Administrative Agent may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

(iii) Administrative Agent may require Grantors to notify (and each Grantor hereby authorizes Administrative Agent to so notify) each account debtor in respect of any Account, Chattel Paper or General Intangible, and each obligor on any Instrument, constituting part of the Collateral that such Collateral has been assigned to Administrative Agent hereunder, and to instruct that any payments due or to become due in respect of such Collateral shall be made directly to Administrative Agent or as it may direct (and if any such payments, or any other Proceeds of Collateral, are received by any Grantor they shall be held in trust by such Grantor for the benefit of Administrative Agent and as promptly as possible remitted or delivered to Administrative Agent for application as provided herein);

(iv) Administrative Agent may require Grantors to assemble the Collateral at such place or places, convenient to Administrative Agent and Grantors, as Administrative Agent may direct;

(v) Administrative Agent may require Grantors to cause the Pledged Shares to be transferred of record into the name of Administrative Agent or its nominee (and Administrative Agent agrees that if any of such Pledged Shares is transferred into its name or the name of its nominee, Administrative Agent will thereafter promptly give to the respective Grantor copies of any notices and communications received by it with respect to such Pledged Shares);

(vi) Administrative Agent may sell, lease, assign or otherwise dispose of all or any part of the Collateral, at such place or places as Administrative Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required by applicable statute and cannot be waived), and the Secured Parties, Administrative Agent or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of Grantors, any such demand, notice and right or equity being hereby expressly waived and released. In the event of any sale, assignment, or other disposition of any of the Collateral consisting of Trademarks, the goodwill connected with and symbolized by the Trademarks subject to such disposition shall be included. Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned; and

(vii) the Proceeds of each collection, sale or other disposition under this Section 4.05, including by virtue of the exercise of any license granted to Administrative Agent in Section 4.04(b), shall be applied in accordance with Section 4.09.

(b) Certain Securities Act Limitations. Grantors recognize that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, Administrative Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Grantors acknowledge that any such private sales may be at prices and on terms less favorable to Administrative Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for public sale.

(c) Notice. Grantors agree that to the extent Administrative Agent is required by applicable law to give reasonable prior notice of any sale or other disposition of any Collateral, ten business days’ notice shall be deemed to constitute reasonable prior notice.

(d) No Assumption of Obligations. Notwithstanding any provision in this Agreement or any other Loan Document to the contrary, Administrative Agent is not assuming any liability or obligation of any Grantor or any of its Affiliates of whatever nature, whether presently in existence or arising or asserted hereafter. All such liabilities and obligations shall be retained by and remain obligations and liabilities of the applicable Grantor and/or its Affiliates, as the case may be. Without limiting the foregoing, Administrative Agent is not assuming and shall not be responsible for any liabilities or Claims of any Grantor or its Affiliates, whether present or future, absolute or contingent and whether or not relating to a Grantor, the Obligor Intellectual Property and/or the Material Agreements, and each Grantor shall indemnify and save harmless Administrative Agent from and against all such liabilities, Claims and Liens.

Section 4.06. Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 4.05 are insufficient to cover the costs and expenses of such realization and the indefeasible payment in full in cash of the Secured Obligations (other than contingent indemnification obligations for which no claim has been made or other obligations which, by their terms, survive termination of the Credit Agreement and the Warrant Obligations), Grantors shall remain liable for any deficiency.

Section 4.07. Locations, Names, Etc . No Grantor shall (i) change its location (as defined in Section 9-307 of the UCC), or (ii) change its name from the name shown as its current legal name on Schedule 1 unless in each case 10 days’ prior written notice shall have been given to the Administrative Agent (or such shorter period as may be acceptable to Administrative Agent in its sole discretion).

Section 4.08. Private Sale. The Administrative Agent shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 4.05 conducted in a commercially reasonable manner. Each Grantor hereby waives any claims against Administrative Agent, the Secured Parties or any of them arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if Administrative Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

Section 4.09. Application of Proceeds. The Proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by Administrative Agent under this Section 4, shall be applied by Administrative Agent, in Administrative Agent’s sole discretion, in accordance with (x) Section 4.01(b) of the Credit Agreement and/or (y) Section 4.01(b) of the Icagen-T Credit Agreement.

Section 4.10. Attorney in Fact and Proxy. Without limiting any rights or powers granted by this Agreement to the Administrative Agent on behalf of the Secured Parties, upon the occurrence and during the continuation of an Event of Default, Administrative Agent (and any of its officers, employees or agents) hereby is appointed the attorney in fact and proxy of each Grantor for the purpose of carrying out the provisions of this Section 4 and taking any action and executing any instruments that Administrative Agent may deem necessary or advisable to accomplish the purposes hereof. THIS POWER AND PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE UNTIL THE PAYMENT IN FULL OF THE SECURED OBLIGATIONS. THIS POWER AND PROXY SHALL BE EFFECTIVE AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION BY ANY PERSON. Each Grantor ratifies all actions taken by the Administrative Agent pursuant to this power and proxy granted.  All prior proxies granted by any Grantor with respect to the subject matter hereof are hereby revoked. Without limiting the generality of the foregoing, so long as Administrative Agent shall be entitled under this Section 4 to make collections in respect of the Collateral, Administrative Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of any Grantor representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

Section 4.11. Perfection and Recordation. Each Grantor authorizes the Administrative Agent to file Uniform Commercial Code financing statements describing the Collateral as “all assets” or “all personal property and fixtures” of such Grantor (provided that no such description shall be deemed to modify the description of Collateral set forth in Section 3).

Section 4.12. Termination. When all Secured Obligations (other than contingent indemnification obligations for which no claim has been made or other obligations which, by their terms, survive termination of the Credit Agreement and the Warrant Obligations) shall have been indefeasibly paid in full, this Agreement automatically shall terminate, and the Administrative Agent shall, upon request of Grantors, promptly cause to be assigned, transferred and delivered any remaining Collateral and money received in respect thereof, to or on the order of the respective Grantor and to be released and canceled all licenses and rights referred to in Section 4.04(b), in each case, at Grantors’ sole expense. The Administrative Agent shall also, at the expense of such Grantor, promptly execute and deliver to such Grantor upon such termination such Uniform Commercial Code termination statements, certificates for terminating the liens on the intellectual property filings and such other documentation as shall be reasonably requested by the respective Grantor to effect the termination and release of the liens on the Collateral as required by this Section 4.12, in each case, at Grantors’ sole expense. If any of the Collateral shall be sold, transferred or otherwise disposed of by Grantor in a transaction permitted by the Credit Agreement or if such Collateral otherwise becomes Excluded Assets, then Administrative Agent, at Grantors’ sole expense, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.

Section 4.13. Further Assurances. Each Grantor agrees that, from time to time upon the written request of the Administrative Agent, such Grantor will execute and deliver such further documents and do such other acts and things as the Administrative Agent may reasonably request in order fully to effectuate the purposes and objectives of this Agreement, in all cases subject to the terms of the Credit Agreement and excluding such documents, acts and things where the cost of obtaining or perfecting a security interest exceeds the practical benefit to the Lenders afforded thereby as reasonably determined by the Administrative Agent (in its sole discretion after consultation with Borrower or the applicable Grantor). The Administrative Agent shall release any Lien covering any asset that has been disposed of in accordance with the provisions of the Loan Documents.

SECTION 5. Miscellaneous

Section 5.01. Notices. All notices, requests, consents and demands hereunder shall be delivered in accordance with Section 14.02 of the Credit Agreement.

Section 5.02. No Waiver. No failure on the part of the Administrative Agent to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Administrative Agent of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

Section 5.03. Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by each Grantor and the Majority Lenders (unless the consent of each Lender is required in accordance with Section 14.04 of the Credit Agreement).

Section 5.04. Expenses.

(a) Grantors shall pay or reimburse Administrative Agent for costs and expenses in accordance with Section 14.03 of the Credit Agreement.

(b) Grantors shall hereby indemnify the Administrative Agent, the Secured Parties, their Affiliates, and their respective directors, officers, employees, attorneys, agents, advisors and controlling parties in accordance with Section 14.03(c) of the Credit Agreement.

Section 5.05. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each Grantor, Administrative Agent and the Secured Parties (provided, that no Grantor shall assign or transfer its rights or obligations hereunder unless consented to in writing by the Lenders in accordance with the Credit Agreement).

Section 5.06. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

Section 5.07. Governing Law; Submission to Jurisdiction; Etc.

(a) Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided, that Section 5-1401 of the New York General Obligations Law shall apply.

(b) Submission to Jurisdiction. Each Grantor agrees that any suit, action or proceeding with respect to this Agreement or any other Loan Document to which it is a party or any judgment entered by any court in respect thereof may be brought in the Supreme Court of the State of New York sitting in New York County or in the United States District Court for the Southern District of New York and irrevocably submits to the exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment. This Section 5.07(b) is for the benefit of the Administrative Agent only and, as a result, Administrative Agent shall not be prevented from taking proceedings in any other courts located in the United States with jurisdiction, or to the extent assets of a Grantor are or may be located in a foreign jurisdiction, in such foreign jurisdiction. To the extent allowed by applicable Laws, the Administrative Agent may take concurrent proceedings in any number of jurisdictions located in the United States and any foreign jurisdictions where the assets of any Grantor are or may be located.

(c) Waiver of Venue. Each Grantor irrevocably waives to the fullest extent permitted by law any objection that it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement and hereby further irrevocably waives to the fullest extent permitted by law any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. A final judgment (in respect of which time for all appeals has elapsed) in any such suit, action or proceeding shall be conclusive and may be enforced in any court to the jurisdiction of which such Grantor is or may be subject, by suit upon judgment.

(d) Service of Process. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by applicable law.

Section 5.08. Waiver of Jury Trial. Each Party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this agreement or the transactions contemplated hereby.

Section 5.09. Captions. The table of contents, captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

Section 5.10. Agents and Attorneys in Fact. The Administrative Agent may employ agents and attorneys in fact in connection herewith and except for gross negligence or willful misconduct shall not be responsible for the negligence or misconduct of any such agents or attorneys in fact selected by it in good faith.

Section 5.11. Severability. If any provision hereof is found by a court to be invalid or unenforceable, to the fullest extent permitted by applicable law the parties agree that such invalidity or unenforceability shall not impair the validity or enforceability of any other provision hereof.

Section 5.12. Additional Grantors. Additional Persons may from time to time after the date of this Agreement become Grantors under this Agreement by executing and delivering to Administrative Agent a supplemental agreement (together with all schedules thereto, a “Joinder”) to this Agreement, in substantially the form attached hereto as Exhibit A. Accordingly, upon the execution and delivery of any such Joinder by any such Person, such Person shall automatically and immediately, and without any further action on the part of any Person, become a “Grantor” under and for all purposes of this Agreement, and each of the Schedules hereto shall be supplemented in the manner specified in such Joinder. In addition, upon the execution and delivery of any such Joinder, the new Grantor makes the representations and warranties set forth in Section 2 subject to the Schedules set forth in the Joinder.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the day and year first above written.

GRANTORS:

Icagen, Inc.

By:	/s/ Richard Cunningham
Name: Richard Cunningham
Title: Chief Executive Officer

Icagen Corp.

By:	/s/ Richard Cunningham
Name: Richard Cunningham
Title: Chief Executive Officer

Caldera Discovery, Inc.

By:	/s/ Richard Cunningham
Name: Richard Cunningham
Title: Chief Executive Officer

XRPro Sciences, Inc.

By:	/s/ Richard Cunningham
Name: Richard Cunningham
Title: Chief Executive Officer

signature page
security agreement

Accepted and agreed to as of the date first above written.

Perceptive Credit Holdings II, LP, as Administrative Agent

By: Perceptive Credit Opportunities GP, LLC, its general partner

By:	/s/ Sandeep Dixit
Name: Sandeep Dixit
Title: Chief Credit Officer

By:	/s/ Sam Chawla
Name: Sam Chawla
Title: Portfolio Manager

signature page
security agreement

EXHIBIT A

to Security Agreement

FORM OF JOINDER AGREEMENT

This Joinder Agreement (this “Joinder”), dated as of [_______, ___] is by [Name of Additional Grantor], a [__________] [corporation] (the “Additional Grantor”), in favor of Perceptive Credit Holdings II, LP, as collateral agent (in such capacity, the “Administrative Agent”) for the Secured Parties.

A. Reference is made to (i) that certain Credit Agreement and Guaranty (as amended, supplemented, restated, extended, renewed or replaced from time to time, the “Credit Agreement”), dated as of August 31, 2018 among Icagen, Inc., a Delaware corporation (“Borrower”), certain Grantors party thereto, certain Lenders party thereto and the Administrative Agent, and (ii) that certain Security Agreement (as amended, supplemented, restated, extended, renewed or replaced from time to time, the “Security Agreement”; capitalized terms used herein but not defined shall have the meaning ascribed to such terms therein), dated as of August 31, 2018, among certain Grantors party thereto and the Administrative Agent.

B. Section 5.12 of the Security Agreement provides that additional Persons may from time to time after the date of the Security Agreement become Grantors under the Security Agreement by executing and delivering to the Administrative Agent a supplemental agreement to the Security Agreement in the form of this Joinder.

C. To induce the Secured Parties to maintain the term loans pursuant to the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Additional Grantor has agreed to execute and deliver (i) a Guarantee Assumption Agreement under the Credit Agreement, and (ii) this Joinder to the Administrative Agent.

The Additional Grantor hereby agrees to become a “Grantor” for all purposes of the Security Agreement (and hereby supplements each of the Schedules to the Security Agreement in the manner specified in Appendix A hereto). Without limitation, as collateral security for the payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, the Additional Grantor hereby pledges and grants to the Administrative Agent, for the benefit of the Secured Parties, as provided in Section 3 of the Security Agreement a security interest in all of the Additional Grantor’s right, title and interest in, to and under the Collateral of the Additional Grantor, in each case whether tangible or intangible, wherever located, and whether now owned by the Additional Grantor or hereafter acquired and whether now existing or hereafter coming into existence. In addition, subject to the Schedules attached hereto, the Additional Grantor hereby makes the representations and warranties set forth in Section 2 of the Security Agreement, with respect to itself and its obligations under this Joinder, as if each reference in such Sections to the Loan Documents included reference to this Joinder.

[SIGNATURE PAGES FOLLOW]

Exhibit A-1

In Witness Whereof, the Additional Grantor has caused this Joinder Agreement to be duly executed and delivered as of the day and year first above written.

[Insert Name of Additional Grantor],
as Grantor

By:
Name:
Title:

Perceptive Credit Holdings II, LP,
as Administrative Agent

By: Perceptive Credit Opportunities GP, LLC,
its general partner

By:
Name:
Title:

By:
Name:
Title:

Exhibit A-2

SCHEDULE 1

Certain Grantor Information

Name of Entity	Jurisdiction of Incorporation	Federal Employer ID Number	Organizational ID	Address

Icagen, Inc. (formerly known as Caldera Pharmaceuticals, Inc. and XRpro Sciences, Inc.)	Delaware	20-0982060	3723366	4222 Emperor Blvd, Suite 350 Durham, NC 27703

Icagen Corp. (formerly XRpro Corp.)	Nevada	27-3001294	NV20101523783	4222 Emperor Blvd, Suite 350 Durham, NC 27703

Caldera Discovery, Inc.	Delaware	81-3667722	5717856	4222 Emperor Blvd, Suite 350 Durham, NC 27703

XRpro Sciences, Inc.	Delaware	Not applied for	5904530	4222 Emperor Blvd, Suite 350 Durham, NC 27703

***

SCHEDULE 2

Pledged Shares

Grantor	Issuer	Number of Shares	Class	Certificate No.(s)

Icagen, Inc.	Icagen Corp.	100,000	Common	C-02

Icagen, Inc.	Caldera Discovery, Inc.	1,000	Common	C-02

Icagen, Inc.	XRpro Sciences, Inc.	100	Common	C-01

***

SCHEDULE 3

Promissory Notes

None

***

SCHEDULE 4

Copyrights, Copyright Registrations and Applications for Copyright Registrations

None

***

SCHEDULE 5

Patents and Patent Applications

Owner	Title	Country	Application No.	Pub. No.	Patent No.	Status

Icagen, Inc.	METHOD FOR DETECTING BINDING EVENTS USING MICRO-X-RAY FLUORESCENCE SPECTROMETRY	United States	09/859,701	2003-0027129	7,858,385	Patented

Icagen, Inc.	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Europe	3748920	1525458	1525458	Patented

Icagen, Inc.	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Belgium	3748920	1525458	1525458	Patented

Icagen, Inc.	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Switzerland/ Liechtenstein	3748920	1525458	1525458	Patented

Icagen, Inc.	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Germany	3748920	1525458	1525458	Patented

Owner	Title	Country	Application No.	Pub. No.	Patent No.	Status

Icagen, Inc.	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Denmark	3748920	1525458	1525458	Patented

Icagen, Inc.	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Spain	3748920	1525458	1525458	Patented

Icagen, Inc.	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Finland	3748920	1525458	1525458	Patented

Icagen, Inc.	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	France	3748920	1525458	1525458	Patented

Icagen, Inc.	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	United Kingdom	3748920	1525458	1525458	Patented

Owner	Title	Country	Application No.	Pub. No.	Patent No.	Status

Icagen, Inc.	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Italy	3748920	1525458	1525458	Patented

Icagen, Inc.	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Sweden	3748920	1525458	1525458	Patented

Icagen, Inc.	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Netherlands	3748920	1525458	1525458	Patented

Icagen, Inc.	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Japan	2004-524531	2006-503268	4560403	Patented

Icagen, Inc.	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Singapore	200500360-3	109345	109345	Patented

Owner	Title	Country	Application No.	Pub. No.	Patent No.	Status

Icagen, Inc.	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	United States	11/444,660	2007-0003008	7,519,145	Patented

Icagen, Inc.	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	United States	12/396,592	2009-0175410	7,929,662	Patented

Icagen, Inc.	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	Europe	4755687.3	1644095	1644095	Patented

Icagen, Inc.	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	Switzerland/ Liechtenstein	4755687.3	1644095	1644095	Patented

Icagen, Inc.	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	Germany	4755687.3	1644095	1644095	Patented

Icagen, Inc.	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	France	4755687.3	1644095	1644095	Patented

Owner	Title	Country	Application No.	Pub. No.	Patent No.	Status

Icagen, Inc.	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	United Kingdom	4755687.3	1644095	1644095	Patented

Icagen, Inc.	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	Ireland	4755687.3	1644095	1644095	Patented

Icagen, Inc.	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	Netherlands	4755687.3	1644095	1644095	Patented

Icagen, Inc.	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	Japan	2006-520181	2007527524	4782676	Patented

Icagen, Inc.	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	Singapore	2005085584		118682	Patented

Icagen, Inc.	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	United States	10/621,825	2005-0011818	6,858,148	Patented

Icagen, Inc.	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	United States	10/986,519	2005-0095636	7,241,381	Patented

Owner	Title	Country	Application No.	Pub. No.	Patent No.	Status

Icagen, Inc.	DRUG DEVELOPMENT AND MANUFACTURING	United States	10/880,388	2004-0235059	9,157,875	Patented

Icagen, Inc.	X-RAY FLUORESCENCE ANALYSIS METHOD	Europe	7874491.9	2084519	2084519	Patented

Icagen, Inc.	X-RAY FLUORESCENCE ANALYSIS METHOD	Switzerland/ Liechtenstein	07 874 491.9	2084519	2084519	Patented

Icagen, Inc.	X-RAY FLUORESCENCE ANALYSIS METHOD	Germany	60 2007 024 468.4	2084519	608007024468.4	Patented

Icagen, Inc.	X-RAY FLUORESCENCE ANALYSIS METHOD	Denmark	07 874 491.9	2084519	2084519	Patented

Icagen, Inc.	X-RAY FLUORESCENCE ANALYSIS METHOD	France	07 874 491.9	2084519	2084519	Patented

Icagen, Inc.	X-RAY FLUORESCENCE ANALYSIS METHOD	United Kingdom	7874491.9	2084519	2084519	Patented

Icagen, Inc.	ADVANCED DRUG DEVELOPMENT AND MANUFACTURING	Hong Kong (via EP -005EPDV)	13104259.3	1177280	1177280	Patented

Icagen, Inc.	X-RAY FLUORESCENCE ANALYSIS METHOD	Ireland	7874491.9	1177280	2084519	Patented

Owner	Title	Country	Application No.	Pub. No.	Patent No.	Status

Icagen, Inc.	X-RAY FLUORESCENCE ANALYSIS METHOD	Italy	7874491.9	1177280	2084519	Patented

Icagen, Inc.	X-RAY FLUORESCENCE ANALYSIS METHOD	Netherlands	7874491.9	1177280	2084519	Patented

Icagen, Inc.	X-RAY FLUORESCENCE ANALYSIS METHOD	Sweden	7874491.9	1177280	2084519	Patented

Icagen, Inc.	X-RAY MICROSCOPE	Europe	12164870.3	2511844	2511844	Patented

Icagen, Inc.	X-RAY MICROSCOPE	Switzerland and Lichtenstein	12164870.3	2511844	2511844	Patented

Icagen, Inc.	X-RAY MICROSCOPE	Germany	12164870.3	2511844	602007042616.2	Patented

Icagen, Inc.	X-RAY MICROSCOPE	France	12164870.3	2511844	2511844	Patented

Icagen, Inc.	X-RAY MICROSCOPE	United Kingdom	12164870.3	2511844	2511844	Patented

Icagen, Inc.	ADVANCED DRUG DEVELOPMENT AND MANUFACTURING	Hong Kong (via EP -005EPDV)	2013104259.3	1177280	1177280	Patented

Icagen, Inc.	X-RAY MICROSCOPE	Ireland	12164870.3	2511844	2511844	Patented

Icagen, Inc.	ADVANCED DRUG DEVELOPMENT AND MANUFACTURING	Japan	2009-532446	2010509566	5143841	Patented

Owner	Title	Country	Application No.	Pub. No.	Patent No.	Status

Icagen, Inc.	ADVANCED DRUG DEVELOPMENT AND MANUFACTURING	Japan	2014-123249	2014-123249	5913441	Patented

Icagen, Inc.	ADVANCED DRUG DEVELOPMENT AND MANUFACTURING	United States	14/693,094	2015-0309021	N/A	Pending

Icagen, Inc.	ADVANCED DRUG DEVELOPMENT AND MANUFACTURING	United States	15/876,931	N/A	N/A	Pending

Icagen, Inc.	WELL PLATE	Europe	8798006.6	2183644	2183644	Patented

Icagen, Inc.	WELL PLATE	Belgium	8798007.6	2183644	2183644	Patented

Icagen, Inc.	WELL PLATE	Switzerland/ Liechtenstein	8798008.6	2183644	2183644	Patented

Icagen, Inc.	WELL PLATE	Germany	8798009.6	2183644	602008044640.9	Patented

Icagen, Inc.	WELL PLATE	Denmark	8798010.6	2183644	2183644	Patented

Icagen, Inc.	WELL PLATE	Spain	8798011.6	2183644	2183644	Patented

Icagen, Inc.	WELL PLATE	Finland	8798012.6	2183644	2183644	Patented

Icagen, Inc.	WELL PLATE	France	8798013.6	2183644	2183644	Patented

Icagen, Inc.	WELL PLATE	United Kingdom	8798014.6	2183644	2183644	Patented

Icagen, Inc.	WELL PLATE	Ireland	8798015.6	2183644	2183644	Patented

Icagen, Inc.	WELL PLATE	Italy	8798016.6	2183644	2183644	Patented

Icagen, Inc.	WELL PLATE	Netherlands	8798017.6	2183644	2183644	Patented

Owner	Title	Country	Application No.	Pub. No.	Patent No.	Status

Icagen, Inc.	WELL PLATE	Norway	8798018.6	2183644	2183644	Patented

Icagen, Inc.	WELL PLATE	Sweden	8798019.6	2183644	2183644	Patented

Icagen, Inc.	WELL PLATE	Japan	2010-521206	2010537171	5628035	Patented

Icagen, Inc.	WELL PLATE	Japan	2013-117600	2013224946	5755682	Patented

Icagen, Inc.	WELL PLATE	Japan	2014-202871	2015004692	6076308	Patented

Icagen, Inc.	WELL PLATE	United States	12/192,762	2009-0046832	8,238,515	Patented

Icagen, Inc.	WELL PLATE	United States	13/567,613	2013-0034205	8,873,707	Patented

Icagen, Inc.	WELL PLATE	United States	14/508,322	2015-0023467	9,476,846	Patented

Icagen, Inc.	WELL PLATE	United States	15/273,767	2017-0010228	N/A	Pending

Icagen, Inc.	METHOD AND APPARATUS FOR MEASURING PROTEIN POST-TRANSLATIONAL MODIFICATION	Japan	2010-5272	2010539944	5743135	Patented

Icagen, Inc.	METHOD AND APPARATUS FOR MEASURING PROTEIN POST-TRANSLATIONAL MODIFICATION	Japan	2014-221166	2015033386	N/A	Pending

Icagen, Inc.	METHOD AND APPARATUS FOR MEASURING PROTEIN POST-TRANSLATIONAL MODIFICATION	United States	15/052,914	2016-0201111	9976172	Patented

Owner	Title	Country	Application No.	Pub. No.	Patent No.	Status

Icagen, Inc.	METHOD AND APPARATUS FOR MEASURING PROTEIN POST-TRANSLATIONAL MODIFICATION	United States	15/961,480	N/A	N/A	Pending

Icagen, Inc.	METHOD AND APPARATUS FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS	China	200980125952.3	102083365	ZL 200980125952.3	Patented

Icagen, Inc.	METHOD AND APPARATUS FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS	China	201310298029.8	103411988	2077368	Patented

Icagen, Inc.	METHOD AND APPARATUS FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS	China	201510083796.6	N/A	N/A	Pending

Icagen, Inc.	METHOD AND APPARATUS FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS	Europe	09774467.6	2306897	2306897	Patented

Owner	Title	Country	Application No.	Pub. No.	Patent No.	Status

Icagen, Inc.	METHOD AND APPARATUS FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS	Switzerland/ Liechtenstein	09774467.6	2306897	2306897	Patented

Icagen, Inc.	METHOD AND APPARATUS FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS	Germany	09774467.6	2306897	2306897	Patented

Icagen, Inc.	METHOD AND APPARATUS FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS	France	09774467.6	2306897	2306897	Patented

Icagen, Inc.	METHOD AND APPARATUS FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS	United Kingdom	09774467.6	2306897	2306897	Patented

Icagen, Inc.	METHOD AND APPARATUS FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS	Hong Kong	11112984.0	1158478	1158478	Patented

Icagen, Inc.	METHOD AND APPARATUS FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS USING X-RAY FLUORESCENCE	United States	12/496,532	2010-0003697	8,431,357	Patented

Owner	Title	Country	Application No.	Pub. No.	Patent No.	Status

Icagen, Inc.	METHOD FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS USING X-RAY FLUORESCENCE USING X-RAY FLUORESCENCE	United States	13/871,697	2013-0236887	9,063,154	Patented

Icagen, Inc.	METHOD FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS USING X-RAY FLUORESCENCE	United States	14/669,923	2015-0198615	9,506,931	Patented

Icagen, Inc.	METHOD FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS USING X-RAY FLUORESCENCE	United States	15/334,854	2017-0045530	N/A	Pending

Icagen, Inc.	METHOD FOR ANALYSIS USING X-RAY FLUORESCENCE	United States	13/317,341	2012-0093286	9,063,066	Patented

Icagen, Inc.	METHOD FOR ANALYSIS USING X-RAY FLUORESCENCE	United States	14/715,206	2015-0276631	9,435,756	Patented

Icagen, Inc.	METHOD FOR ANALYSIS USING X-RAY FLUORESCENCE	United States	14/715,218	2015-0276632	9,442,085	Patented

Owner	Title	Country	Application No.	Pub. No.	Patent No.	Status

Icagen, Inc.	METHOD FOR ANALYSIS USING X-RAY FLUORESCENCE	United States	14/715,233	2015-0260664	9,335,284	Patented

Icagen, Inc.	METHOD FOR ANALYSIS USING X-RAY FLUORESCENCE	United States	15/227,292	2016-0341678	N/A	Pending

Icagen, Inc.	METHODS AND APPARATUS FOR MEASURING METALS AND METALLOIDS	International	PCT/US17/28064	N/A	N/A	Pending

Icagen, Inc.	METHODS OF DETECTION USING X-RAY FLUORESCENCE	United States	62/558,528	N/A	N/A	Pending

SCHEDULE 6

Trade Names, Trademarks, Services Marks, Trademark and Service Mark Registrations and Applications for Trademark and Service Mark Registrations

Owner	Mark	Country	Application No.	Registration No.	Status

Icagen, Inc.	ICAGEN	USA	87008899	5243971	Live

Icagen, Inc.	MXRF	USA	85291101	4390286	Live

Icagen, Inc.	XRPRO	USA	77377389	3507712	Live

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SCHEDULE 7

Deposit Accounts, Securities Accounts and Commodity Accounts

Obligor	Type of Account	Name & Address of Financial Institutions
Icagen, Inc.	Commercial Checking	JP Morgan Chase Bank PO Box 659754 San Antonio, Texas 78265-9754 5950 Glades Road, Boca Raton, FL 33431

Icagen Corp	Commercial Checking	JP Morgan Chase Bank PO Box 659754 San Antonio, Texas 78265-9754 5950 Glades Road, Boca Raton, FL 33431

Icagen, Inc.	Business Advantage Checking	Bank of America PO Box 15284 Wilmington, DE 19850

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SCHEDULE 8

Commercial Tort Claims

None

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